Exhibit 99.1

OKLAHOMA CITY, Sept. 2 /PRNewswire-FirstCall/ — Bronco Drilling Company, Inc. (Nasdaq: BRNC - News), a Delaware corporation, announced today that it has entered into a definitive purchase and sale agreement to acquire the assets of Thomas Drilling Co., located in Duncan, Oklahoma for cash consideration of $68 million.

The purchase includes nine operating rigs, two rigs currently under construction, and two inventoried rigs. The acquisition also includes a considerable amount of excess rig equipment and inventory. Six of the operating rigs are currently working in Oklahoma with the remaining three operating in Texas. The operating rigs range from 850 to 1,100 horsepower. This acquisition increases Bronco’s operating fleet to 25 rigs and inventoried rigs to be refurbished to 25.

Frank Harrison, Bronco’s Chief Executive Officer, said, “This is a strategic acquisition for us in terms of personnel, equipment, and expansion into new areas. This acquisition will be the catalyst that allows us to expand our geographic reach into the Barnett Shale and East Texas. Thomas Drilling and the McCasland family name have long been synonymous with quality and excellence. We are pleased to be able to retain the key management of Thomas and feel they will be instrumental in the continued growth of the Company.”

Bronco Drilling Company, Inc., is a publicly held company headquartered in Oklahoma City, Oklahoma, and is a provider of contract land drilling services to oil and natural gas exploration and production companies. Bronco’s common stock is listed on The Nasdaq National Market under the symbol BRNC. For more information about Bronco Drilling Company, Inc., visit http://www.broncodrill.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

The above statements include forward-looking statements and are subject to risks and uncertainties. Forward-looking statements give the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. The statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All statements other than statements of historical facts included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.

These forward-looking statements are largely based on our expectations and beliefs concerning future events, which reflect estimates and assumptions made by the Company’s management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond its control.

Although the Company believes its estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Company’s control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this release are not guarantees of future performance, and the Company cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to the factors listed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections contained in its filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this release. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to the Company or persons acting on its behalf.